EXHIBIT 10.6

HOMETRUST BANCSHARES, INC.

2013 OMNIBUS INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD AGREEMENT

RSU No. _______________	Grant Date: _______________

This Award of restricted share units (“RSUs”) is granted by HomeTrust Bancshares, Inc. (“Corporation”) to [Name] (“Grantee”) in accordance with the terms of this Restricted Stock Unit Award Agreement (“Agreement”) and subject to the provisions of the HomeTrust Bancshares, Inc. 2013 Omnibus Incentive Plan, as amended from time to time (“Plan”).  The Plan is incorporated herein by reference.  Capitalized terms used but not defined herein have the meanings given to them in the Plan.

1.
RSU Award.  The Corporation makes this Award of [Number] RSUs to Grantee.  These RSUs are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 2, 3 and 4 of this Agreement and in Article VII of the Plan.

2.	Vesting Dates. The RSUs shall vest as follows, subject to earlier vesting in the event of a termination of Service as provided in Section 4 or a Change in Control as provided in Section 5:

RSU
Vesting Date	Interests Vesting

3.
Transferability.  The Grantee may not sell, assign, transfer, pledge or otherwise encumber any RSUs that have not vested, except in the event of the Grantee’s death, by will or by the laws of descent and distribution or pursuant to a Domestic Relations Order.  The Committee, in its sole and absolute discretion, may allow the Grantee to transfer all or any portion of this Award of RSUs to the Grantee’s Family Members, as provided in the Plan.

4.
Termination of Service.  If the Grantee terminates Service for any reason other than due to the death or Disability of the Grantee, any RSUs that have not vested as of the date of that termination shall be forfeited to the Corporation.  The RSUs never vest in the event of a Termination for Cause.  If the Grantee’s Service terminates on account of the Grantee’s death or Disability, the Vesting Date for all RSUs that have not vested or been forfeited shall be accelerated to the date of that termination of Service.

5.
Effect of Change in Control.  Upon a Change in Control, the Vesting Date for all RSUs that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control.

6.
Grantee’s Rights.  The Grantee shall be paid dividend equivalent payments by the Corporation with respect to RSUs at the same time as dividends are paid to holders of the Corporation’s common stock.  The Grantee shall have no voting rights as a result of the grant of RSUs.  [Alternatively, the Grantee shall have no shareholder voting rights and shall not be entitled to receive shareholder dividends or dividend equivalents and other distributions with respect to the RSUs.  The Grantee will receive these rights only upon the issuance of Shares.]  The Corporation’s obligation to issue Shares is an unfunded and unsecured promise of the Corporation, and the rights of the Grantee hereunder are no greater than those of an unsecured general creditor.  No assets of the Corporation will be held or set aside as security for the obligations of the Corporation under this Agreement.

7.
Payout of Shares to Grantee.  The Corporation shall deliver only to the Grantee (or, if applicable, the Grantee’s Beneficiary, estate or Family Member) a certificate or evidence of the issuance of Shares in book-entry form, equal to the aggregate number of vested RSUs credited to the Grantee.  Shares shall be issued upon the earlier to occur of [insert distribution dates, such as earlier to occur of (x) a period of years following the grant date; (y) the date of a Change in Control; or (z) the date of Grantee’s termination of Service for any reason.]  The Corporation’s obligation to deliver a stock certificate for these Shares, or evidence of the issuance of Shares in book-entry form, can be conditioned upon the receipt of a representation of investment intent from the Grantee (or the Grantee’s Beneficiary, estate or Family Member) in such form as the Committee requires.  The Corporation shall not be required to deliver stock certificates for these Shares, or evidence of the issuance of Shares in book-entry form, prior to: (a) the listing of those Shares on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.

8.
Adjustments in RSUs.  In the event of any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, shall adjust the number of RSUs or class of securities of the Corporation covered by this Agreement.  Any additional RSUs or other securities received by the Grantee as a result of any such adjustment shall be subject to all restrictions and requirements applicable to RSUs that have not vested.  The Grantee agrees to execute any documents required by the Committee in connection with an adjustment under this Section 8.

9.
Tax Withholding.  The Corporation shall have the right to require the Grantee to pay to the Corporation the amount of any tax that the Corporation is required to withhold with respect to the RSUs or Shares issued upon the vesting or payout of the RSUs or Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of those Shares to cover the minimum amount required to be withheld.  [The Corporation shall have the right to deduct from all dividend equivalents paid with respect to the RSUs the amount of any taxes that the Corporation is required to withhold with respect to such dividend equivalent payments.]

10.
Plan and Committee Decisions are Controlling.  This Agreement, the award of RSUs and issuance of Shares upon the payout of the RSUs to the Grantee are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by the Committee respecting the Plan, this Agreement, the award of RSUs or the issuance of Shares upon the payout of the RSUs shall be binding and conclusive upon the Grantee, any Beneficiary of the Grantee or the legal representative thereof.

11.
Grantee’s Employment.  Nothing in this Agreement shall limit the right of the Corporation or any of its Affiliates to terminate the Grantee’s service or employment as a director, advisory director, director emeritus, officer or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services or employment of the Grantee.

12.
Amendment.  The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Grantee without the Grantee’s written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion but with the permission of the Grantee, to accelerate the vesting of the RSUs or remove any other restrictions imposed on the Grantee with respect to the RSUs, whenever the Committee may determine that such action is appropriate.

13.
Grantee Acceptance.  The Grantee shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Corporation.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

HOMETRUST BANCSHARES, INC.

By	________________________________
Its	________________________________

ACCEPTED BY GRANTEE

___________________________________
(Signature)

___________________________________
(Print Name)

___________________________________
(Street Address)
___________________________________
(City, State & Zip Code)